Exhibit (j) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K


             Consent of Deloitte & Touche LLP, Independent Auditors


We consent to the use in this Post-Effective Amendment No. 24 to Registration Statement No. 33-48847 on Form N-1A of our report dated January 23, 2004 relating to the financial statements of Federated Bond Fund for the year ended Novewmber 30, 2003, and to the reference to us under the heading "Financial Highlights" in the Prospectus, which is part of such Registration Statement.



                                                /s/   Deloitte  &  Touche LLP


Boston, Massachusetts
January 28, 2004